UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2020

fuboTV Inc.

(Exact name of registrant as specified in its charter)

Florida	000-55353	26-4330545
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1330Avenue of the Americas, New York, NY	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(212) 672-0055

FaceBank Group, Inc.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. [  ]

Item 2.02	Results of Operations.

On August 13, 2020, fuboTV Inc., a Florida corporation, (the “Company”) issued a press release (the “Press Release”) announcing the results of its financial performance for its second fiscal quarter ended June 30, 2020. In addition, the Press Release included a letter from the Company’s Chief Executive Officer to shareholders (the “Shareholder Letter”) describing the results of the Company’s second fiscal quarter and the current state of the business.

A copy of the Press Release, including the Shareholder Letter, is attached as Exhibit 99.1 and incorporated by reference herein. The information furnished pursuant to this Item 2.02, including the information contained in Exhibit 99.1, is “furnished” and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section. Such information shall not be incorporated by reference in another filing under the Exchange Act or the Securities Act of 1933 except to the extent such other filing specifically incorporates such information by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 10, 2020, an amendment to the Company’s Articles of Incorporation (the “Articles of Amendment”) went into effect. The sole purpose of the Articles of Amendment was to change the name of the Company from FaceBank Group, Inc. to fuboTV Inc. (the “Name Change”). As a result, the legal name of the Company is now fuboTV Inc. As the Company previously disclosed in its Current Report on Form 8-K on July 6, 2020, the Name Change was adopted by unanimous written consent of the Company’s Board of Directors (the “Board”) and recommended by the Board for shareholder approval on June 19, 2020 and was approved by the Company’s shareholders on June 29, 2020.

The Company has filed a Notice of Corporate Action (the “Action”) with FINRA regarding the Name Change. The Action is pending FINRA approval at this time.

The foregoing description of the Articles of Amendment is qualified in its entirety by reference to the Articles of Amendment, a copy of which is filed as Exhibit 3.1 hereto and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description
3.1	Articles of Amendment to Articles of Incorporation, effective as of August 10, 2020.
99.1	Press Release of the Company dated August 13, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FUBOTV INC.

Date: August 13, 2020	By	/s/ David Gandler
	Name:	David Gandler
	Title:	Chief Executive Officer